UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 29, 2003

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number:   0-23832

Florida (State or other jurisdiction of incorporation or organization)	59-2280364 (IRS Employer Identification Number)
4345 Southpoint Blvd. Jacksonville, Florida (Address of principal executive offices)	32216 (Zip code)
Registrant's telephone number	(904) 332-3000

Item 12.    Disclosure of Results of Operations and Financial Condition.

On October 29, 2003, PSS World Medical, Inc. (the “Company”) issued a press release in which the Company announced its financial results for the three and six months ended October 3, 2003. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The following non-GAAP financial measures are included in the attached press release:

(i)	Adjusted Income from Operations. Management believes adjusted income from operations, which is income from operations plus other general and administrative expenses, is useful to investors to focus on the Company’s continuing operations. Other general and administrative expenses are influenced by the Company’s rationalization programs, may vary significantly from period to period, and may not be indicative of the Company’s ongoing operating expenses.

(ii)	Adjusted EBITDA. Management believes that Adjusted EBITDA, which is income from continuing operations, plus the sum of (i) interest expense, (ii) provision for income taxes, (iii) depreciation, (iv) amortization of intangible assets, and (v) other general and administrative expenses, less (vi) interest and investment income, is a common alternative measure of operating performance used by investors and financial analysts to measure value and liquidity. Management uses this measure internally to evaluate the Company’s performance and believes it to be a consistent and comparable measure of the Company’s performance on an operating cash flow basis.

(iii)	Return on Committed Capital (“ROCC”). ROCC, which is return divided by committed capital, is also a common alternative measure of operating performance used by investors and financial analysts to measure profitability. Management believes that ROCC is a useful measure of capital and asset efficiency.

The Company provides non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures are intended to supplement the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses, gains and losses that, when excluded from the GAAP results, may provide additional understanding of the Company’s core operating results or business performance. However, these non-GAAP financial measures are not intended to supercede or replace the Company’s GAAP results. A detailed reconciliation of the GAAP results to the non-GAAP results is provided within the press release.

Exhibits

Exhibit Number	Description
99.1	Press Release dated October 29, 2003 with respect to the Registrant’s financial results for the three and six months ended October 3, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2003

PSS WORLD MEDICAL, INC.

By: /s/ David M. Bronson Name: David M. Bronson Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

    99.1        Press Release dated October 29, 2003.